SUPPLEMENT TO:

Calvert Responsible Index Funds Prospectus (Class A, C and Y)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Responsible Index Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Date of Supplement: October 24, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.

Calvert Investment Management, Inc. (“Calvert”) currently serves as the investment advisor to each series of Calvert Responsible Index Series, Inc. (the “Registered Investment Company” or “RIC”, and each series thereof, a “Fund”).

On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company (“Ameritas”), entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to Calvert Fund shareholder approvals of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.

The closing of the Transaction (the “Closing”) will result in a change of control of Calvert and, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the automatic termination of the current investment advisory agreement between Calvert and the Registered Investment Company, on behalf of each Fund. After careful consideration, the Board of the RIC, including all of the Directors that are not “interested persons” (as defined in the 1940 Act), has unanimously approved, subject to shareholder approval, a new investment advisory agreement with New Calvert to take effect upon the Closing. The contractual advisory fee rates payable to New Calvert under the new advisory agreement will not increase for any Fund.

The Board also approved, subject to approval of shareholders: (i) a new consolidated slate of Trustees to oversee all Calvert Funds, including the Registered Investment Company, (ii) new distribution plans pursuant to Rule 12b-1 under the 1940 Act, and (iii) approval of each Fund’s ability to invest a specified percentage of its assets in notes issued by the Calvert Social Investment Foundation. Implementation of the new investment advisory agreement and distribution plans is contingent upon the Closing of the Transaction.

A proxy statement containing detailed information regarding each of these proposals is expected to be mailed to shareholders of record in early November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.

New Calvert has advised the Board of the RIC that if the proposal for New Calvert to serve as each Fund’s investment adviser is approved, New Calvert does not intend to make material changes to the Funds’ investment objectives, and will pursue a substantially similar investment approach for each Fund, including managing each Fund pursuant to responsible investment criteria as described in the prospectus. It is currently anticipated that following shareholder approval of the new investment advisory agreement and the Closing, investment professionals affiliated with Eaton Vance will also serve as employees of New Calvert and provide investment advisory services to the Funds.

Investors Should Retain This Supplement for Future Reference